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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 17, 2004

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                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

         GEORGIA                       000-28000                58-2213805
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


        600 GALLERIA PARKWAY, SUITE 100 ATLANTA, GEORGIA           30339-5949
               (Address of principal executive office)             (zip code)

       Registrant's telephone number, including area code: (770) 779-3900

                                       N/A
          (Former name or former address, if changed since last report)

                        --------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

     On December 16, 2004, PRG-Schultz International, Inc. (the "Company") announced that it has been awarded a contract to provide audit recovery services to the State of Arizona. The press release announcing the contract is filed as
Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

     Except for the historical information contained in this report, the statements made by the Company in this report are forward-looking statements that involve risks and uncertainties, including statements and implied assertions regarding: whether other governmental entities may pursue recovery audit services, whether those who do so will retain the Company to provide such services, whether and to what extent such audits will identify significant overpayments, and whether the Company's audit will ultimately save money for Arizona taxpayers. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance and future events could differ significantly from the expectations of management and from results expressed or implied in the Press Release. The outcome of such contingencies may be affected by a number of factors. See the "Risk Factors" section of PRG-Schultz's Form 10-K filed March 5, 2004 with the Securities and Exchange Commission, for a discussion of certain risks and uncertainties that may impact such forward looking statements.
PRG-Schultz disclaims any obligation or duty to update or modify these forward-looking statements.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information.

     (c) Exhibits.

     Exhibit Number      Description
     --------------      -----------

         99.1            December   16,  2004  Press   Release   Announcing
                         Contract with the State of Arizona


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRG-SCHULTZ INTERNATIONAL, INC.



Date: December 21, 2004             By: /s/ Clinton McKellar, Jr.
                                        ---------------------------------------
                                        Clinton McKellar, Jr.
                                        General Counsel and Secretary


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